EXHIBIT 10.8



                      FORM OF REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the [o] day of March, 2006, by and among North American Insurance Leaders, Inc., a Delaware corporation (the "Company"), and the undersigned parties listed under "Insiders" on the signature page hereto (each, an "Insider" and collectively, the "Insiders").

         WHEREAS, the Insiders currently hold all of the issued and outstanding securities of the Company;

         WHEREAS, the Insiders and the Company desire to enter into this Agreement to provide the Insiders with certain rights relating to the registration of shares of Common Stock held by them;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. As used herein, the word "shares" may, as context requires, be used in reference to units, warrants, rights, options or any other security, in addition to Common Stock. The following capitalized terms used herein have the following meanings:

         "Agreement" means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         "Business Combination" means a merger, capital stock exchange, asset acquisition, stock purchase and/or other similar transaction with one or more insurance or insurance services businesses in North America.

         "Business Day" means any day, except a Saturday, Sunday or legal holiday on which the banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         "Commission" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

         "Common Stock" means the common stock, par value $0.0001 per share, of the Company.

         "Company" is defined in the preamble to this Agreement.

         "Demand Registration" is defined in Section 2.1.1.

         "Demanding Holder" is defined in Section 2.1.1.

         "D&O Warrants" means the Warrants issued upon conversion of the rights issued by the Company to the Insiders pursuant to that certain Share Purchase and Sale, D&O Rights and

Company Call Right Agreement, between the Company and the Insiders, dated _________, 2006, and any shares of Common Stock issued upon the exercise thereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Form S-3" is defined in Section 2.3.

         "Indemnified Party" is defined in Section 4.3.

         "Indemnifying Party" is defined in Section 4.3.

         "Insider" is defined in the preamble to this Agreement.

         "Insider Shares" means all of the shares of Common Stock owed or held by the Insiders immediately prior to the Company's IPO and any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Insider Shares.

         "Insider Indemnified Party" is defined in Section 4.1.

         "Registrable Securities" means (i) the Insider Shares and (ii) the D&O Warrants; provided, however, that the Insider Shares shall only be deemed "Registrable Securities" upon the Release Date (as defined below) and the D&O Warrants shall only be deemed "Registrable Securities" upon the Lock-Up Termination Date. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding, or (d) the Securities and Exchange Commission makes a definitive determination to the Company that the Registrable Securities are salable under Rule 144(k).

         "Lock-Up Termination Date" means the later of [one year from the date of the prospectus] or the consummation of the Company's initial Business Combination.

         "Majority-in-Interest" means the holders of the majority of the shares of Registrable Securities.

         "Maximum Number of Shares" is defined in Section 2.1.4.

         "Notices" is defined in Section 6.3.

         "Piggy-Back Registration" is defined in Section 2.2.1.

         "Purchase Option" means the option to purchase an aggregate of 750,000 units (each consisting of one share of common stock and one warrant) issued to CRT Capital Group LLC or its designees in connection with the Company's initial public offering (as transferred from time to time in accordance with its terms).

         "Purchase Option Shares" means the Purchase Option, the units issuable thereof, the Common Stock and warrants included in such units and the Common Stock issuable upon exercise of such warrants.

         "Register," "registered" and "registration" mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

         "Registration Statement" means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of Common Stock (other than a registration statement on Form S-4, Form S-8 or their successors or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

         "Release Date" means the date on which the Insider Shares are disbursed from escrow pursuant to Section 3 of the Stock Escrow Agreement dated as of _____________ [?], 2006 by and among the parties hereto and JPMorgan Chase Bank, N.A.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Underwriter" means CRT Capital Group LLC.

2. REGISTRATION RIGHTS.

         2.1. Demand Registration.

              2.1.1. Request for Registration. At any time the D&O Rights or Insider Shares are deemed Registrable Securities, a Majority-in-Interest may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a "Demand Registration"), provided that the Company shall not be obligated to effect more than an aggregate of two (2) Demand Registrations under this Section 2.1.1 in respect of Registrable Securities. Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand within five (5) Business Days of receipt, and each holder of Registrable Securities who wishes to include all or a portion of such holder's Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a "Demanding Holder") shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1.

              2.1.2. Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

              2.1.3. Underwritten Offering. If a Majority-in-Interest of the Demanding Holders so elect and such Demanding Holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration.

              2.1.4. Reduction of Offering. If the managing Underwriter for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the

Demanding Holders desire to sell, taken together with all other shares of Common Stock of which the Company desires to sell and the Purchase Option Shares which the holders thereof desire to sell, if any, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering, (such maximum dollar amount or maximum number of shares, as applicable, the "Maximum Number of Shares"), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders that want to participate in such underwritten offering (pro rata in accordance with the number of shares that each such Person has requested be included in such registration, regardless of the number of shares held by each such Person (such proportion is referred to herein as "Pro Rata")) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Purchase Option Shares or other securities registrable pursuant to the terms of the Purchase Option as to which "piggy-back" registration has been requested by the holders thereof and the shares of Common Stock or other securities that the Company desires to sell, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights held by other stockholders of the Company and that can be sold without exceeding the Maximum Number of Shares.

              2.1.5. Withdrawal. If a Majority-in-Interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such Majority-in-Interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration prior to effectiveness of the Registration Statement, then such registration shall not count as a Demand Registration provided for in Section 2.1.1.

         2.2. Piggy-Back Registration.

              2.2.1. Piggy-Back Rights. At any time the D&O Rights or Insider Shares are deemed Registrable Securities, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company's existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a "Piggy-Back Registration"). The Company shall cause such Registrable Securities to be included in such registration and shall use its commercially reasonable efforts to cause the managing Underwriter of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter shall enter into an underwriting agreement in customary form with the Underwriter selected for such Piggy-Back Registration.

              2.2.2. Reduction of Offering. If the managing Underwriter for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell, taken together with shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration,

              (a) if the registration was undertaken for the Company's account and not pursuant to the contractual "demand registration" rights of one of its stockholders: (i) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities, if any, comprised of Registrable Securities and Purchase Option Shares, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights held by other stockholders of the Company that can be sold without exceeding the Maximum Number of Shares;

              (b) If the registration is a "demand" registration undertaken at the demand of holders of Purchase Option Shares pursuant to the contractual "demand" registration rights under the Purchase Option: (i) first, the Purchase Option Shares for the account of the demanding persons, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell and the shares of Common Stock or other securities, if any, comprised of Registrable Securities as to which registration has been requested pursuant hereto, Pro Rata, that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses
(i), (ii) and (iii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights held by other stockholders of the Company that can be sold without exceeding the Maximum Number of Shares; and

              (c) If the registration is a "demand" registration undertaken at the demand of persons other than either the holders of Registrable Securities or of Purchase Option Shares: (i) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell and the shares of Common Stock or other securities comprised of Registrable Securities and Purchase Option Shares as to which registration has been requested pursuant to the terms hereof and of the Purchase Option (as applicable), Pro Rata, that can be sold without exceeding the Maximum Number of Shares; and (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights held by other stockholders of the Company that can be sold without exceeding the Maximum Number of Shares.

              2.2.3. Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder's request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company may also elect to withdraw a registration statement at any time prior to the effectiveness of the Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

         2.3. Registrations on Form S-3. The holders of Registrable Securities may at any time and from time to time after the Release Date, request in writing that the Company register the resale of any or all of such Registrable Securities on Form S-3 or any similar short-form registration which may be available at such time ("Form S-3"); provided, however, that (a) the Company shall not be obligated to effect such request through an underwritten offering and (b) the Company shall not be obligated to effect such a request if the Company has within the preceding twelve (12) month period effected two (2) registrations on Form S-3. Upon receipt of such written request, the Company shall promptly give written notice of the proposed registration to all other holders of Registrable Securities, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) Business Days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities

(if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this Section 2.3 shall not be counted as Demand Registrations effected pursuant to Section 2.1.

3. REGISTRATION PROCEDURES.

         3.1. Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

              3.1.1. Filing Registration Statement. The Company shall, as expeditiously as practicable and in any event within sixty (60) days after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer any Demand Registration for up to thirty (30) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any demand registration to which such Piggy-Back Registration relates, in each case, if the President of the Company furnishes to the Demanding Holders a certificate stating in good faith that (a) the Company expects to file a registration statement (other than a registration statement relating to any employee benefit plan, or a registration statement related solely to stock issued upon conversion of debt securities) within 90 days of the Company's receipt of the request for Demand Registration or (b) a corporate development exists or occurs that, in the reasonable discretion of the Company, makes it appropriate to postpone or suspend the availability of the registration statement, and is therefore exercising its right to delay the filing of a Registration Statement during the resulting Blackout Period (defined below) (the "Blackout Period Certificate") within fifteen (15) Business Days after it receives the Demand Registration request then (i) the Company shall not be required to take any action pursuant to this Section 3.1.1 during such Blackout Period, provided that the Company is actively employing in good faith all commercially reasonable efforts to cause such registration statement to become effective, (ii) the Demand Registration request shall be deemed received, for purposes of determining the availability of registration rights of the Holders under this Section 3.1.1, when actually received by the Company, and (iii) the Demand Registration request shall be deemed received, for purposes of determining the timing of any obligation of the Company under this Section 3.1.1, on the first Business Day immediately succeeding the conclusion of such Blackout Period; provided that in the event the Company in fact files such Registration Statement within such 90-day period, such 90-day period shall be extended until the last day of the distribution period of such primary offering of securities. For purposes of this Section 3.1.1, "Blackout Period" means a period not to exceed ninety (90) days beginning on the date the Company's President furnishes to the Demanding Holders the Blackout Period Certificate.

              3.1.2. Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders' legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement, and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

              3.1.3. Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement (which period shall not exceed the sum of one hundred eighty (180) days plus any period during which any such disposition is interfered with by any stop order or injunction of the Commission or any governmental agency or court) or such securities have been withdrawn.

              3.1.4. Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) Business Day after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

              3.1.5. State Securities Laws Compliance. The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky laws of such jurisdictions in the

United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that in no event shall the Company be required to register the Registrable Securities in a jurisdiction in which such registration would cause the Company to be obligated to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.1.5 or subject itself to taxation as a foreign corporation doing business in any such jurisdiction.

              3.1.6. Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder's organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder's material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement. Holders of Registrable Securities shall agree to such covenants and indemnification and contribution obligations for selling stockholders as are customarily contained in agreements of that type. Further, such holders shall cooperate fully in the preparation of the registration statement and other documents relating to any offering in which they include securities pursuant to Section 2 hereof. Each holder shall also furnish to the Company such information regarding itself, the Registrable Securities held by such holder, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities.

              3.1.7. Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and such other officers and members of the management of the Company as are necessary to the process shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential Insiders.

              3.1.8. Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

              3.1.9. Opinions and Comfort Letters. The Company shall furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (i) any opinion of counsel to the Company delivered to any Underwriter and (ii) any comfort letter from the Company's independent public accountants delivered to any Underwriter. In the event no legal opinion is delivered to any Underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such prospectus has been declared effective and that no stop order is in effect.

              3.1.10. Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, beginning within six (6) months after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

              3.1.11. Listing. The Company shall use its commercially reasonable efforts to cause all Registrable Securities included in any registration to be listed on the American Stock Exchange or listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

         3.2. Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 pursuant to
Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company's Board of Directors, of the ability of all "insiders" covered by such program to transact in the Company's securities because of the existence of material non-public information and holder would be deemed an "insider" under such program, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of "insiders" to transact in the Company's securities is removed or is inapplicable to such holder, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

         3.3. Registration Expenses. The Company shall bear all customary costs and expenses incurred in connection with any Demand Registration pursuant to
Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 effected pursuant to

Section 2.3, and all reasonable expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation; (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or "blue sky" laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.11; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters requested pursuant to Section 3.1.9); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and [(ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration (not to exceed, including the fees and disbursements to counsel in clause (i) of this Section 3.3, $__________)]. The Company shall have no obligation to pay any underwriting discounts or selling commissions or transfer taxes, if any, attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions or transfer taxes, if any, shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering. All registration expenses incurred in connection with registrations on Form S-3 effected pursuant to Section 2.3 after the first two (2) Demand Registrations shall be paid by the selling holders pro rata in proportion to the numbers of shares to be sold by each such holder.

         3.4. Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to
Section 2 and in connection with the Company's obligation to comply with federal and applicable state securities laws.

         3.5. Holder Obligations. No holder of Registrable Securities may participate in any underwritten offering pursuant to this Section 3 unless such holder (i) agrees to sell only such holder's Registrable Securities on the basis reasonably provided in any underwriting agreement, and (ii) completes, executes and delivers any and all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required by or under the terms of any underwriting agreement or as reasonably requested by the Company.

4. INDEMNIFICATION AND CONTRIBUTION.

         4.1. Indemnification by the Company. To the extent permitted by law, the Company agrees to indemnify and hold harmless each Insider and each person, if any, who controls an Insider and each of the other holders of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an "Insider Indemnified Party"), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, caused by (i) any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Insider Shares was registered under the Securities Act, including the final prospectus contained therein or any amendments or supplements thereto or (ii) any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability caused by any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein; and provided, further, that the foregoing indemnity shall not inure to the benefit of any holder (or to the benefit of any person controlling such holder) from whom the person asserting such losses, claims or liabilities purchased the Registrable Securities, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such holder to such person, if required by law so to have been delivered at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 3.1.3 hereof. The Company also shall indemnify any Underwriter of the Registrable Securities and each person who controls such Underwriter on substantially the same basis as that of the indemnification provided above in this Section 4.1.

         4.2. Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities shall, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers, each of the other holders of Registrable Securities, each underwriter (if any) and each other person, if any, who controls the selling holder or such underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) caused by (i) any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Insider Shares was registered under the Securities Act, including the final prospectus contained therein or any amendments or supplements thereto, (ii) any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company under the Securities Act, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by such selling holder for use in connection with such registration; and each such selling holder shall reimburse the Company, its directors and officers, and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder's indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds (after payment of all underwriting fees, discounts, commissions and taxes) actually received by such selling holder from the sale of Insider Shares which gave rise to such indemnification obligation.

         4.3. Conduct of Indemnification Proceedings. Promptly after receipt by any person(s) of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person(s) (the "Indemnified Party") shall, if a claim in respect thereof is to be made against any other person(s) for indemnification hereunder, notify such other person(s) (the "Indemnifying Party") in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

         4.4. Contribution.

              4.4.1. If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative benefits received by the Indemnified Parties on the one hand and the Indemnifying Parties on the other from the offering. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Party failed to give the notice required under Section 4.3 above, then each Indemnifying Party shall contribute to such amount paid or payable by such Indemnified Party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              4.4.2. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section
4.4.1. The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of all underwriting fees, discounts, commissions and taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

         5.1. Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

         6.1. Other Registration Rights. The Company represents and warrants that, other than the rights granted in the Purchase Option, no person, other than a holder of the Insider Shares or D&O Warrants, has any right to require the Company to register any shares for sale or to include shares in any registration filed by the Company for the sale of shares of its Common Stock for its own account or for the account of any other person.

         6.2. Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Registrable Securities hereunder may be assigned or delegated by such holder of Registrable Securities to (i) a holder's family member, (ii) trust for the benefit of an individual holder or its family member or (iii) a subsidiary, parent, general partner, limited partner or member of a Holder that is a corporation, partnership or limited liability company, in conjunction with and to the extent of any transfer of Registrable Securities by any such holder, in accordance with applicable law. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and the permitted assigns of the Insider or holder of Registrable Securities or of any assignee of the Insider or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in
Article 4 and this Section 6.2.

         6.3. Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile, provided that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To the Company:

North American Insurance Leaders, Inc.
885 Third Avenue, 31st Floor
New York, NY 10022
Attn: William R. de Jonge

with a copy to:

Shearman & Sterling LLP
801 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2604
Thomas J. Friedmann.

To an Insider, to:

the addresses listed on Exhibit A hereto.

To a holder of Purchase Option Shares:

c/o CRT Capital Group LLC
262 Harbor Drive
Stamford, CT  06902
Attn:  Francis P. Carr

with a copy to:

Bingham McCutchen LLP
399 Park Avenue
New York, NY 10022

Attn:  Ann F. Chamberlain

         6.4. Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

         6.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         6.6. Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

         6.7. Modifications and Amendments. No amendment modification or termination of this Agreement shall be binding upon any party unless executed in writing by such party,

         6.8. Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

         6.9. Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

         6.10. Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Insider or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

         6.11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         6.12. Waiver of Trial by Jury. Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Insider in the negotiation, administration, performance or enforcement hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.


                                  NORTH AMERICAN INSURANCE LEADERS, INC.,
                                  a Delaware Corporation


                                  By:
                                     -------------------------------------------
                                     Name:    William R. de Jonge
                                     Title:   President





                                  INSIDERS:



                                  ----------------------------------------------
                                  Scott A. Levine



                                  ----------------------------------------------
                                  Katherine Alice Levine Trust
                                  By:



                                  ----------------------------------------------
                                  Sarah F. Levine Trust
                                  By:



                                  ----------------------------------------------
                                  William R. Levine Trust
                                  By:



                                  ----------------------------------------------
                                  David A. Levine Trust
                                  By:


REGISTRATION RIGHTS AGREEMENT

                                  ----------------------------------------------
                                  William R. de Jonge



                                  ----------------------------------------------
                                  Henrietta Clare de Jonge Trust
                                  By:



                                  ----------------------------------------------
                                  Paula S. Butler



                                  ----------------------------------------------
                                  Margaux Smith Butler



                                  ----------------------------------------------
                                  Nina Simmons Butler



                                  ----------------------------------------------
                                  Mark Johnston Butler



                                  ----------------------------------------------
                                  Mark Smith Butler



                                  ----------------------------------------------
                                  Pickering/Lauricella Revocable Trust
                                  By:



                                  ----------------------------------------------
                                  Nicolas P. Lauricella 2005 Irrevocable Trust
                                  By:


REGISTRATION RIGHTS AGREEMENT

                                  ----------------------------------------------
                                  Natalia P. Lauricella 2005 Irrevocable Trust
                                  By:



                                  ----------------------------------------------
                                  Michael P. Lauricella 2005 Irrevocable Trust
                                  By:



                                  ----------------------------------------------
                                  Francis E. Lauricella, Jr., Trustee of
                                  the Separate Property Portion of The
                                  Pickering/Lauricella Revocable Trust,
                                  dated December 15, 2003
                                  By:




                                  ----------------------------------------------
                                  Laurence N. Strenger, a Corporation


REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT A
                                    ---------


Insider                                                      Address
-------                                                      -------
Katherine Alice Levine Trust                                 c/o North American Insurance Leaders, Inc.
Sarah F. Levine Trust                                        885 Third Avenue, 31st Floor
William R. Levine Trust                                      New York, New York 10022
David A. Levine Trust

William R. de Jonge                                          c/o North American Insurance Leaders, Inc.
Henrietta Clare de Jonge Trust                               885 Third Avenue, 31st Floor
                                                             New York, New York 10022

Paula S. Butler                                              c/o North American Insurance Leaders, Inc.
Margaux Smith Butler                                         885 Third Avenue, 31st Floor
Nina Simmons Butler                                          New York, New York 10022
Mark Johnston Butler
Mark Smith Butler

Pickering/Lauricella Revocable Trust                         475 Gate Five Road, Suite 320
Nicolas P. Lauricella 2005 Irrevocable Trust                 Sausalito, CA  94965
Natalia P. Lauricella 2005 Irrevocable Trust
Michael P. Lauricella 2005 Irrevocable Trust
Francis E. Lauricella, Jr., Trustee of the Separate
     Property Portion of The Pickering/Lauricella Revocable
     Trust, dated December 15, 2003

Laurence N. Strenger, a Corporation                          c/o North American Insurance Leaders, Inc.
                                                             885 Third Avenue, 31st Floor
                                                             New York, New York 10022
